UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 26, 2007

ARROW INTERNATIONAL, INC

(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of Incorporation)	0-20212 (Commission File Number)	23-1969991 (I.R.S. Employer Identification No.)

2400 Bernville Road, Reading, Pennsylvania, 19605
(Address of principal executive offices) (Zip Code)
(610) 378-0130
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1: CHANGE OF CONTROL BONUS AND SEVERANCE AGREEMENT
EX-10.2: CHANGE OF CONTROL BONUS AND SEVERANCE AGREEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)  On June 26, 2007, each of Carl W. Staples, Senior Vice President of Arrow International, Inc. (the “Company”), and John C. Long, Vice President, Secretary and Treasurer of the Company, executed Change of Control Bonus and Severance Agreements with the Company. Copies of each agreement are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits

Exhibit Number	Description
10.1	Change of Control Bonus and Severance Agreement between Carl W. Staples and Arrow International, Inc.

10.2	Change of Control Bonus and Severance Agreement between John C. Long and Arrow International, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ARROW INTERNATIONAL, INC.
Date: July 2, 2007	By:	/s/ Philip B. Fleck
Philip B. Fleck
President and CEO

EXHIBIT INDEX

Exhibit No.	Description
10.1	Change of Control Bonus and Severance Agreement between Carl W. Staples and Arrow International, Inc.

10.2	Change of Control Bonus and Severance Agreement between John C. Long and Arrow International, Inc.